SEMIANNUAL REPORT
JUNE 30, 2001

[GRAPHIC OF OWL]
INVEST WISELY

VARIABLE SERIES
MONTGOMERY GROWTH FUND

THE MONTGOMERY FUNDS(SM)

                                                          [GRAPHIC OF OWL]
                                                       THE MONTGOMERY FUNDS(SM)

MONTGOMERY VARIABLE SERIES GROWTH FUND
PORTFOLIO HIGHLIGHTS (Unaudited)

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?
A: During the six-month period, the Fund produced a total return of -13.32%. The Fund's primary benchmark, the S&P 500 Index, returned -6.70%, and its secondary benchmark, the Lipper Growth Funds Average, returned -14.24%.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A: There was a contrast between the first and second quarters of 2001. In the first quarter, the market continued to work through difficulties related to a rapid slowdown in economic growth and significantly curtailed corporate profits. Hard-hit tech and telecom stocks continued to flounder. Investors instead gravitated toward more defensive growth stocks and favored slower-growth segments of the market that were more attractively valued. In the second quarter, the markets showed greater resilience and optimism. Investors were heartened by the aggressive program of interest rate cuts implemented by the Federal Reserve Board, which was attempting to buoy economic growth and head off a recession. With optimism that a recovery might be on the horizon, investors felt more comfortable returning to the technology sector.

The Fund's performance relative to the S&P 500 was a function of several factors. During the period small- and mid-cap stocks generally outperformed large-caps. In addition, value-oriented securities outperformed the growth area of the market, which compounded the negative impact of external market factors.

Our investments in communications equipment companies had a negative influence on performance. This segment of the market suffered an abrupt slowdown in fundamentals during the second half of 2000. Because the slowdown was so sharp, and largely unanticipated by both companies and investors, there were massive corrections in the share prices of communications equipment stocks. The correction continued into the first quarter of 2001, which had an impact on the Fund. Our technology investments showed some improvement in the second quarter of 2001, though it was not enough to offset their poor performance in the first quarter. We continue to invest in the technology area, based on our long-term approach to investing and our confidence in the sector's ability to resume growth after its recent troubles are over. Finally, our stock selection within certain sectors, including utilities, finance and consumer staples, held us back. Our overweight position in health-care stocks also detracted from performance as relative earnings in the sector deteriorated.

Q: WHAT WAS YOUR APPROACH IN THIS DIFFICULT ENVIRONMENT?
A: Our investment approach did not change. We continued to look for very high quality companies selling at reasonable valuations, with some sort of catalyst to help propel their business fundamentals. From time to time, we witness periods like the past 12 months, when economic activity slows and it is more difficult to find accelerating growth opportunities. At times like these, we tend to emphasize the valuation and quality variables. Following such a process, we were able to unearth opportunities in software provider PeopleSoft and online auction house eBay. Regardless of the investment environment, we always look for the same attributes. The degree to which we can

[SIDENOTE]

        PORTFOLIO MANAGEMENT

Andrew Pratt              Portfolio Manager


          FUND PERFORMANCE
    Average annual total returns
    for the period ended 6/30/01


 MONTGOMERY VARIABLE SERIES:
          GROWTH FUND

Since inception (2/9/96)      9.14%
One year                    (23.10)%
Five years                   (6.85)%

            S&P 500 INDEX

Since 1/31/96                14.61%
One year                    (14.83)%
Five years                   14.48%

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Fund after 6/30/01 but that were effective on 6/30/01 or (ii) any purchases or redemptions of Fund shares completed after 6/30/01 that were effective on 6/30/01.

[CHART]

GROWTH OF A $10,000 INVESTMENT

Variable Series: Growth Fund
Jan                 $18,789
Feb                 $16,587
March               $15,349
April               $16,563
May                 $16,515
June                $16,028

S&P 500 Index(1)
Jan              $23,230
Feb              $21,112
March            $19,774
April            $21,311
May              $21,454
June             $20,932

Lipper Growth Funds Average(2)
Jan                 $21,319
Feb                 $18,920
March               $17,377
April               $18,973
May                 $19,051
June                $18,501

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2)  The Lipper Growth Funds Average universe consists of 905 funds.

                      CALL TOLL-FREE 800.572.FUND [3863]


find acceleration in business fundamentals, reasonable valuations and high-quality companies dictates how we allocate the Fund's assets during any given period.

Q: WHICH STOCKS DISAPPOINTED?
A: Three telecom-equipment providers--Comverse Technology, JDS Uniphase and
Tellabs--struggled during the period as this industry reeled from a sharp pull-back in spending by its telecom-services customers. In addition, Enron contributed negatively to overall performance. Although Enron operates primarily as an energy middleman, its stock had been awarded a premium valuation due to the company's development of a telecom business that traded bandwidth. When the rest of the telecom industry stumbled, so did Enron, despite no change in the company's fundamental outlook.

Q: WHICH STOCKS HELPED THE FUND'S PERFORMANCE DURING THE PERIOD?
A: PeopleSoft and Microsoft performed well, as both firms were enjoying new product cycles. PeopleSoft was also rewarded for the benefits of its long-term restructuring program. Microsoft benefited from the perception of its being a relatively safe investment in an environment of marked uncertainty and a more favorable sentiment concerning the ongoing antitrust case. Declining rates and the prospect for increased consumer activity helped retailer Best Buy. In addition, that company's ability to effectively control costs will enable it to increase market share in a relatively difficult economic environment. First
Health Group Corporation's business model was nearly perfect for this kind of environment. Previously, when unemployment was low and employers were looking to attract, retain and reward workers, they did not mind paying high benefits costs. In the current economic climate, however, firms have started focusing on cost control. First Health offers simplicity and cost savings by serving as the single source for large companies' group health programs. This approach can be particularly helpful for national employers that have to use a number of health-care providers subject to varied regulations.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?
A: The near-term outlook for the economy and corporate profits is unclear. It usually takes about six months for Fed rate cuts to stimulate the economy, so we may start seeing signs of this improvement soon. We believe it is too early to know whether the Fed's easing program has been effective. As a result, we'll remain as patient and optimistic as the Federal Reserve. We're heartened by the fact that the Fed can work to stimulate economic growth further by lowering rates again, if need be. In addition, with rebate checks on their way to consumers in late July--courtesy of Congress's recently enacted tax cuts--we expect that consumer spending will be supported going forward. Moderate inflation and declining energy prices are additional factors that stoke our optimism.

With this outlook in mind, we believe that maintaining a balanced, diversified portfolio will be key to future performance. We also believe that it is crucial at this point to invest in higher-quality companies, because the business climate remains difficult in nearly every sector, and valuations are unappealing in the few areas that are posting growth. We feel strongly that this strategy should prove beneficial, because stronger companies that are able to reinforce their market positions despite a challenging environment should be the first to be rewarded by the market once the economy recovers.

[SIDENOTE]

          TOP TEN HOLDINGS
(as a percentage of total net assets)
General Electric Company         6.6%
Microsoft Corporation            4.9%
Pfizer, Inc.                     3.3%
AOL Time Warner, Inc.            3.3%
Wal-Mart Stores, Inc.            2.8%
Citigroup, Inc.                  2.8%
American International           2.7%
Group, Inc.
Intel Corporation                2.6%
International Business
Machines Corporation             2.6%
Cisco Systems, Inc.              2.2%

       TOP FIVE INDUSTRIES
(as a percentage of total net assets)
Pharmaceuticals: Major          11.3%
Package Software                 8.2%
Industrial                       8.0%
Conglomerates
Semiconductors                   5.7%
Media Conglomerates              4.5%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

                             VISIT montgomeryasset.com

GROWTH FUND INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2001 (Unaudited)

SHARES                                                                                            VALUE (NOTE 1)
COMMON STOCKS - 98.7%

AEROSPACE/DEFENSE - 0.5%
      1,500    Boeing Company (The)                                                             $         83,400
ALUMINUM - 1.0%
      4,300    Alcoa, Inc.                                                                               169,420
APPAREL/FOOTWEAR RETAIL - 1.2%
      7,000    Gap, Inc. (The)                                                                           203,000
BEVERAGES: ALCOHOLIC - 0.7%
      2,900    Anheuser-Busch Companies, Inc.                                                            119,480
BEVERAGES: NON-ALCOHOLIC - 2.2%
      5,600    Coca-Cola Company                                                                         252,000
      2,500    PepsiCo, Inc.                                                                             110,500
                                                                                                ----------------
                                                                                                         362,500
BIOTECHNOLOGY - 1.1%
      3,000    Amgen, Inc.+                                                                              183,450
COMPUTER COMMUNICATIONS - 2.2%
     20,600    Cisco Systems, Inc.+                                                                      374,714
COMPUTER PERIPHERALS - 0.8%
      4,800    EMC Corporation+                                                                          139,440
COMPUTER PROCESSING HARDWARE - 4.4%
      6,700    Dell Computer Corporation #+                                                              175,707
      3,800    International Business Machines Corporation                                               429,400
      8,700    Sun Microsystems, Inc.                                                                    138,330
                                                                                                ----------------
                                                                                                         743,437
DATA PROCESSING SERVICES - 1.0%
      3,500    Automatic Data Processing, Inc.                                                           173,950
DISCOUNT STORES - 4.3%
      6,100    Costco Wholesale Corporation+                                                             250,496
      9,700    Wal-Mart Stores, Inc.                                                                     473,360
                                                                                                ----------------
                                                                                                         723,856
DRUG STORE CHAINS - 0.7%
      3,100    CVS Corporation                                                                           119,660
ELECTRICAL PRODUCTS - 1.7%
      5,400    Capstone Turbine Corporation #+                                                           120,420
      2,800    Emerson Electric Company                                                                  169,400
                                                                                                ----------------
                                                                                                         289,820
ELECTRICAL UTILITY - 0.9%
      3,400    AES Corporation                                                                           146,370
ELECTRONIC EQUIPMENT/INSTRUMENTS - 0.8%
      5,900    Thermo Electron Corporation+                                                              129,918
ELECTRONIC PRODUCTION EQUIPMENT - 2.7%
      5,800    Applied Materials, Inc.+                                                                  288,202
      4,800    Teradyne, Inc.+                                                                           158,880
                                                                                                ----------------
                                                                                                         447,082
ELECTRONICS/APPLIANCE STORES - 1.3%
      3,300    Best Buy Company, Inc.+                                                                   209,616
FINANCE/RENTAL/LEASING - 2.8%
      2,900    Fannie Mae                                                                                246,935
      3,200    Freddie Mac                                                                               224,000
                                                                                                ----------------
                                                                                                         470,935
FINANCIAL CONGLOMERATES - 2.8%
      8,800    Citigroup, Inc.                                                                           464,992
FOOD RETAIL - 1.2%
      4,200    Safeway, Inc.+                                                                            201,600
HOME IMPROVEMENT CHAINS - 1.8%
      6,400    Home Depot, Inc. (The)                                                                    297,920
HOUSEHOLD/PERSONAL CARE - 1.9%
      3,900    Estee Lauder Companies, Inc. (The), Class A                                               168,090
      2,700    Kimberly Clark Corporation                                                                150,930
                                                                                                ----------------
                                                                                                         319,020
INDUSTRIAL CONGLOMERATES - 8.0%
     22,700    General Electric Company                                                                1,106,625
      4,200    Tyco International Ltd.                                                                   228,900
                                                                                                ----------------
                                                                                                       1,335,525
INTEGRATED OIL - 3.0%
      2,700    Chevron Corporation                                                                       244,350
      2,900    Exxon Mobil Corporation                                                                   253,315
                                                                                                ----------------
                                                                                                         497,665
INVESTMENT BANKS/BROKERS - 1.5%
      1,200    Lehman Brothers Holdings, Inc.                                                             93,300
      2,800    Merrill Lynch & Company                                                                   165,900
                                                                                                ----------------
                                                                                                         259,200
MAJOR BANKS - 2.5%
      4,900    Bank of New York Company, Inc. (The)                                                      235,200
      3,900    Wells Fargo Company                                                                       181,077
                                                                                                ----------------
                                                                                                         416,277
MAJOR TELECOMMUNICATIONS - 2.6%
      6,400    SBC Communications, Inc.                                                                  256,384
      3,200    Verizon Communications                                                                    171,200
                                                                                                ----------------
                                                                                                         427,584
MANAGED HEALTH CARE - 1.4%
      9,600    First Health Group Corporation+                                                           234,576
MEDIA CONGLOMERATES - 4.5%
     10,400    AOL Time Warner, Inc.+                                                                    551,200
      4,000    Viacom, Inc., Class B+                                                                    207,000
                                                                                                ----------------
                                                                                                         758,200
MEDICAL SPECIALTIES - 1.1%
      4,000    Medtronics, Inc.                                                                          184,040

     The accompanying notes are an integral part of these financial statements.

SHARES                                                                                          VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
MULTI-LINE INSURANCE - 2.7%
      5,250    American International Group, Inc.                                               $        451,500
OIL & GAS PIPELINES - 1.6%
      5,500    Enron Corporation                                                                         269,500
OIL & GAS PRODUCTION - 0.5%
      1,500    Anadarko Petroleum Corporation                                                             81,045
OILFIELD SERVICES/EQUIPMENT - 0.9%
      2,850    Schlumberger Ltd.                                                                         150,053
OTHER CONSUMER SERVICES - 1.2%
      3,000    eBay, Inc.+                                                                               205,125
PACKAGE SOFTWARE - 8.2%
     11,500    Microsoft Corporation #+                                                                  824,722
     15,900    Oracle Corporation+                                                                       305,042
      4,900    PeopleSoft, Inc.+                                                                         240,590
                                                                                                ----------------
                                                                                                       1,370,354
PHARMACEUTICALS: MAJOR - 11.3%
      4,900    Abbott Laboratories                                                                       235,249
      4,600    Bristol-Myers Squibb Company                                                              240,580
      2,600    Eli Lilly and Company                                                                     192,400
      6,600    Johnson & Johnson                                                                         330,000
      3,900    Merck & Company, Inc.                                                                     249,249
     14,000    Pfizer, Inc.                                                                              560,700
      1,700    Pharmacia Corporation                                                                      78,115
                                                                                                ----------------
                                                                                                       1,886,293
SAVINGS BANKS - 0.8%
      2,200    Golden West Financial Corporation                                                         141,328
SEMICONDUCTORS - 5.7%
      4,100    Altera Corporation+                                                                       119,802
     14,900    Intel Corporation                                                                         437,687
      4,500    Micron Technology, Inc.+                                                                  184,950
      6,500    Texas Instruments, Inc.                                                                   204,750
                                                                                                ----------------
                                                                                                         947,189
SPECIALTY TELECOMMUNICATIONS - 0.9%
      4,800    Qwest Communications International, Inc.                                                  152,976
TELECOMMUNICATIONS EQUIPMENT - 1.4%
      2,300    Comverse Technology, Inc.+                                                                131,940
      1,800    Qualcomm, Inc.+                                                                           104,427
                                                                                                ----------------
                                                                                                         236,367
WIRELESS TELECOMMUNICATIONS - 0.9%
      6,400    Sprint Corporation (PCS Group)+                                                           154,560
TOTAL COMMON STOCKS
(Cost $18,286,589)                                                                                    16,532,937
                                                                                                ----------------
MONEY MARKET FUND - 0.0%@
         81    J.P. Morgan Vista Federal Money Market Fund (Cost $81)                                         81
                                                                                                ----------------
TOTAL SECURITIES
(Cost $18,286,670)                                                                                    16,533,018
                                                                                                ----------------
     PRINCIPAL AMOUNT
REPURCHASE AGREEMENT - 1.7%

$   278,000    Agreement with Countrywide, Tri-Party, 4.15% dated 6/29/01, to be repurchased at $278,096 on 7/02/01, collateralized by $283,560 market value of U.S. government and mortgage-backed securities,
               having various maturities and interest rates (Cost $278,000)                     $        278,000
                                                                                                ----------------
TOTAL INVESTMENTS - 100.4%
(Cost $18,564,670)                                                                                    16,811,018
OTHER ASSETS AND LIABILITIES - (0.4)%
(Net)                                                                                                    (61,804)
                                                                                                ----------------
NET ASSETS  100.0%                                                                              $     16,749,214
                                                                                                ================

Endnotes

+   Non-income-producing security.
# Valued in good faith at fair value using procedures approved by the Board of Trustees.
@   Amount represents less than 0.1% of net assets.

     The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001
(UNAUDITED)

ASSETS:                                                                                      GROWTH FUND
----------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
      Securities (including securities on loan*)                                             $ 16,533,018
      Repurchase agreement                                                                        278,000
                                                                                             ------------
Total Investments                                                                              16,811,018
Collateral held for securities on loan                                                          2,717,996
Cash                                                                                                  609
Receivables:
      Investment securities sold                                                                  215,939
      Shares of beneficial interest sold                                                           76,282
      Expenses absorbed by Manager                                                                  9,457
      Dividends                                                                                     5,893
      Interest                                                                                        460
Other assets                                                                                          577
                                                                                             ------------
Total Assets                                                                                   19,838,231
                                                                                             ------------

LIABILITIES:
----------------------------------------------------------------------------------------------------------
Payables:
     Collateral payable to broker                                                               2,717,996
      Investment securities purchased                                                             328,874
      Management fees (note 2)                                                                     17,073
      Shares of beneficial interest redeemed                                                        7,382
      Custodian fees                                                                                4,395
      Transfer agency and servicing fees                                                            2,293
      Cash overdrafts payable to custodian                                                          1,752
      Trustees' fees and expenses                                                                   1,673
      Accounting fees                                                                               1,200
      Other accrued liabilities                                                                     6,379
                                                                                             ------------
Total Liabilities                                                                               3,089,017
                                                                                             ------------
Net Assets                                                                                   $ 16,749,214
Investments at identified cost                                                               $ 18,564,670

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                              $    (10,275)
Accumulated net realized loss on securities sold                                                 (887,791)
Net unrealized depreciation of investments                                                     (1,753,652)
Shares of beneficial interest                                                                      12,430
Additional paid-in capital                                                                     19,388,502
                                                                                             ------------
Net Assets                                                                                   $ 16,749,214

NET ASSETS:
----------------------------------------------------------------------------------------------------------
Net Assets                                                                                   $ 16,749,214
Number of Fund shares outstanding                                                               1,237,867
Net asset value, offering and redemption price per share outstanding                         $      13.53
                                                                                             ------------

*Securities on loan at June 20, 2001, were valued at $2,652,582.

     The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

NET INVESTMENT INCOME:                                                                  GROWTH FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                               $     75,473
Interest                                                                                       8,491
Securities lending income (note 4)                                                             2,389
                                                                                        ------------
Total Income                                                                                  86,353
                                                                                        ------------
EXPENSES:
Management fee (note 2)                                                                      161,770
Printing fees                                                                                 10,995
Legal and audit fees                                                                           7,104
Transfer agency and servicing fees                                                             6,209
Custodian fee                                                                                  5,491
Accounting expenses                                                                            4,872
Custody overdraft expense                                                                      3,869
Trustees' fees                                                                                 1,371
Registration fees                                                                                118
Other expenses                                                                                 8,269
                                                                                        ------------
Total Expenses                                                                               210,068
Fees deferred and/or expenses absorbed by Manager (note 2)                                  (91,775)
                                                                                        ------------
Net Expenses                                                                                 118,293
                                                                                        ------------
NET INVESTMENT LOSS                                                                         (31,940)
                                                                                        ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
----------------------------------------------------------------------------------------------------
Net realized loss from securities transactions                                           (1,930,224)
Net change in unrealized depreciation of investments                                       (875,272)
                                                                                        ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                          (2,805,496)
                                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $(2,837,436)
                                                                                        ------------

     The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  GROWTH FUND
---------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED
                                                                           6/30/01       YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                       (UNAUDITED)      12/31/00
---------------------------------------------------------------------------------------------------
Net investment income/(loss)                                             $   (31,940)   $    21,739
Net realized gain/(loss) from securities transactions                     (1,930,224)     1,134,543
Net change in unrealized depreciation of investments                        (875,272)    (3,219,361)
                                                                      --------------    -----------
Net Decrease in Net Assets Resulting from Operations                      (2,837,436)    (2,063,079)

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income                          --        (72,071)
Distributions to shareholders from net realized gains on investments              --     (1,496,779)
                                                                      --------------    -----------
Total Distributions                                                               --     (1,568,850)
BENEFICIAL INTEREST TRANSACTIONS:
---------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4)    (1,480,538)     5,050,596
                                                                      --------------    -----------
Net Increase/(Decrease) in Net Assets                                     (4,317,974)     1,418,667
NET ASSETS:
---------------------------------------------------------------------------------------------------
Beginning of period                                                       21,067,188     19,648,521
End of Period                                                            $16,749,214    $21,067,188
Undistributed Net Investment Income/(Accumulated Net Investment Loss)    $   (10,275)   $    21,665

     The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                                                                                      GROWTH FUND

Selected Per-Share Data for the Year or Period Ended:          6/30/01             FISCAL YEAR ENDED DECEMBER 31,
                                                             (UNAUDITED)     2000      1999      1998      1997   1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                         $ 15.54     $ 18.39   $ 15.39    $ 15.09   $ 12.33  $ 10.08
------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                    (0.02)       0.01      0.06       0.09      0.16     0.15
Net realized and unrealized gain/(loss) on investments          (1.99)      (1.62)     3.13       0.35      3.35     2.59
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from            (2.01)      (1.61)     3.19       0.44      3.51     2.74
    investment operations
------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                               --      (0.06)     (0.01)     (0.06)    (0.16)   (0.15)
Distributions from net realized capital gains                      --      (1.18)     (0.18)     (0.08)    (0.59)   (0.34)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                --      (1.24)     (0.19)     (0.14)    (0.75)   (0.49)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                               $ 13.53     $15.54    $ 18.39    $ 15.39   $ 15.09  $ 12.33
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                  (23.10)%    (9.06)%    20.79%      2.93%    28.57%   27.22%
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                           $16,749     $21,067   $19,649    $13,452   $12,597  $ 2,127
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets     (0.35)%+     0.10%     0.46%      0.57%     1.74%    2.55%+
------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by       $ (0.04)    $ (0.05)  $ (0.07)   $  0.07     $0.01  $ (0.27)
    Manager
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            48%        155%       77%        57%       53%      78%
------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                 1.29%+      1.26%     1.26%      1.25%     0.35%    0.01%+
------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including      2.29%+      2.41%     2.25%      1.40%     1.97%    6.98%+
    interest and tax expense
------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                 1.25%+      1.25%     1.25%      1.25%     0.34%      --
------------------------------------------------------------------------------------------------------------------------


(a) Montgomery Variable Series: Growth Fund commenced operations on February 9,1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.

    The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

The Montgomery Funds III (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and was organized as a Delaware business trust on August 24, 1994. As of June 30, 2001, the Trust had two series: the Montgomery Variable Series: Growth Fund and the Montgomery Variable Series: Emerging Markets Fund. Information presented in these financial statements pertains to the Montgomery Variable Series: Growth Fund (the "Fund"). The Montgomery Variable Series: Emerging Markets Fund is presented under a separate cover.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION

Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale, the mean between the closing bid and ask prices.

Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of government debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

c. SECURITIES LENDING

The Fund may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with preestablished guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as interest income. The values of loaned securities and the related collateral are included in the Statement of Assets and Liabilities.

d. Dividends and Distributions

Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

e. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis (the date the order to buy or sell is executed). Realized gain and loss from securities transactions are computed on the identified cost basis of the securities sold. Dividend income is recorded on the exdividend date. Interest income, including accretion/amortization of premium/discount on short-term investments, is recorded on the accrual basis.

f. FEDERAL INCOME TAXES

The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the applicable requirements of the Code and by making distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income taxes. Accordingly, no provision for federal income taxes and excise taxes is required.

g. ORGANZATION COSTS

Expenses incurred in connection with the organization of the Fund are amortized on a straight-line basis over a period of five years from commencement of operations.

h. EXPENSES

General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER
TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the
"Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) at the following annual rates based on the average daily net assets of the Fund:

        First                Next                 Over
    $500 Million         $500 Million          $1 Billion
        1.00%                0.90%                0.80%

For the six months ended June 30, 2001, the effective management fee and the management fee including effect of fee reduced were 1.77% and 0.76%, respectively.

Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 1.25% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a rolling 10-year term extendable for one year at the end of each fiscal year.

The Manager recouped previously deferred fees during the six months ended June 30, 2001, of $69,996. This amount has been included with current annual management fees in the Statement of Operations and is part of the effective management fee shown. For the six months ended June 30, 2001, the Manager has deferred fees of $91,775 and deferred management fees and absorbed expenses subject to recoupment of $67,589 recaptured.

b. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. The Administrator does not receive any compensation from the Fund for performing these services other than out-of-pocket expenses.

c. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer and quarterly meeting fee totaling $65,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all three Trusts advised by the Manager ($6,000 of which is allocated to The Montgomery Funds III).

3. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of investment securities, other than short-term securities, for the six months ended June 30, 2001, were $8,896,455 and $10,282,206, respectively.

b. At June 30, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over cost and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over value were $745,972 and $2,499,624, respectively.

c. Under an unsecured Revolving Credit Agreement with Bank of America N.A. and Credit Lyonnaise, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $75,000,000 per lender. The Fund pays its pro rata share of the quarterly commitment fee of 0.10% per annum of the unutilized credit line balance. For the six months ended June 30, 2001, there were no borrowings by the Fund under the agreement.

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:

                                                                         SIX MONTHS ENDED 6/30/01       YEAR ENDED 12/31/00
                                                                           SHARES         AMOUNT        SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold                                                                       250,579      $3,554,936     930,423  $17,138,173
Issued as reinvestment of dividends                                             --              --      96,426    1,568,850
Redeemed                                                                  (363,526)     (5,035,474)   (739,280) (13,656,427)
----------------------------------------------------------------------------------------------------------------------------
Net increase                                                              (112,947)    $(1,480,538)    287,569  $ 5,050,596
----------------------------------------------------------------------------------------------------------------------------

At June 30, 2001, shareholders of the Fund with ownership of 10% or greater included two shareholders, comprising ownership of 69.23% of the aggregate shares outstanding.

5. CAPITAL LOSS CARRYFORWARDS:

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2000, the Fund elected to defer net capital and currency losses of $740,238, occurring between November 1, 2000, and December 31, 2000.

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2001.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE MONTGOMERY FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DESPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NEITHER THE MONTGOMERY FUNDS NOR MONTGOMERY ASSET MANAGEMENT IS A BANK.

FOR MORE INFORMATION ON ANY MONTGOMERY FUND, INCLUDING CHARGES AND EXPENSES, VISIT OUR WEB SITE AT www.montgomeryfunds.com OR CALL (800) 572-FUND [3863] FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST.

FUNDS DISTRIBUTOR, INC. 8/01

[LOGO]
THE MONTGOMERY FUNDS(SM)
INVEST WISELY(R)
101 California Street
San Francisco, CA 94111-9361
800.232.2197 x6742
montgomeryasset.com


GUIDED BY DEEP GLOBAL PERSPECTIVE,
Montgomery is distinguished as an innovative investment management firm. OUR SEASONED EXPERTS ARE DEDICATED TO THE GOAL OF EXCEPTIONAL INVESTMENT PERFORMANCE THROUGH DISCIPLINED GROWTH STRATEGIES.
By empowering investors with access to our experience and insight, WE HELP YOU INVEST WISELY.(R)

                        SEMIANNUAL REPORT JUNE 30, 2001




[GRAPHIC]
INVEST WISELY.(SM)




VARIABLE SERIES
MONTGOMERY EMERGING MARKETS FUND





                            THE MONTGOMERY FUNDS(SM)

                                                 THE MONTGOMERY FUNDS(SM) [LOGO]

                          MONTGOMERY
                        VARIABLE SERIES
                     EMERGING MARKETS FUND
                     PORTFOLIO HIGHLIGHTS
                          (UNAUDITED)

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE SIX MONTH ENDED JUNE 30, 2001?

A: The Fund produced a total return of -3.48% during the period, compared with -1.64% for its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Q: WHAT MAIN FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: The Fund suffered significant underperformance in the first quarter of 2001 following the February financial crisis in Turkey, which had an especially negative impact on our holdings in Turkish financial companies. Our move into banking and finance shares in Thailand at the beginning of the year, which reflected our positive view of the new government's plan to deal with bad bank debt, was reversed early in the second quarter after other measures, including an attack on the independence of that country's central bank, led to a deterioration of the investment climate.

Our decision to overweight our position in Mexico benefited the Fund, particularly after Citicorp's announcement in May of a takeover bid for Grupo Financiero Banamex, our top holding in value terms, rose by more than 30% during the month. Other Mexican holdings, including consumer play Fomento Economico Mexicano, also outperformed the index.

We have also benefited from our underweighting of Southeast Asia, where political concerns have led equity markets to perform poorly in the first half of 2001. In Asia we have emphasized exposure to China/Hong Kong, where liquidity flows and optimism over China's impending entry into the World Trade Organization have caused share markets to rally during the same period.

Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE FUND?

A: We have substantially reduced our weighting in the Argentine and Brazilian markets, reflecting the continued risk of government debt default in Argentina and the potential for contagion effects in Brazil, as well as pressures on the Brazilian currency resulting from heavy foreign debt repayments in the spring and summer of 2001.

All of our Turkish equity holdings have been eliminated in the wake of the February financial crisis there, in the belief that Turkey's macroeconomic situation will remain very unfavorable for the foreseeable future. Following Greece's entry into the European Monetary Union, which led to that country's removal from the MSCI Emerging Markets Free Index, we have also reduced our holdings in Greek equities.

We have significantly increased our holdings in South Africa in recent months, with the accumulation of shares in Anglo American PLC and Impala Platinum, reflecting our positive outlook for the underlying metals market. We have also been accumulating selected semiconductor stocks in South Korea and Taiwan, based on our assessment that the global chip market is currently near a cyclical trough and should begin to recover toward the end of the year.


                       Call toll-free 800.572.FUND [3863]

[SIDENOTE]

PORTFOLIO MANAGEMENT
Josephine Jimenez, CFA                  Sr. Portfolio Manager
Frank Chiang                                Portfolio Manager

FUND PERFORMANCE
      Average annual total returns
      for the period ended 6/30/01

                              MONTGOMERY VARIABLE SERIES:
                                       EMERGING
                                     MARKETS FUND
Since inception (2/2/96)                (5.09)%
One year                               (26.86)%
Five years                              (6.52)%

                            MSCI EMERGING MARKETS FREE INDEX
Since 1/31/96                           (5.36)%
One year                               (25.82)%
Five years                              (6.40)%

You cannot invest directly in an index.
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Fund after 6/30/01 but that were effective on 6/30/01 or (ii) any purchases or redemptions of Fund shares completed after 6/30/01 that were effective on 6/30/01.


[GRAPH]

GROWTH OF A $10,000 INVESTMENT

Montgomery Variable Series:
Emerging Markets Fund

Jan                  $8,698
Feb                  $7,892
March                $7,117
April                $7,520
May                  $7,853
June                 $7,541

Benchmark:
MSCI Emerging Markets Free Index(1)

Jan                  $8,585
Feb                  $7,912
March                $7,135
April                $7,488
May                  $7,577
June                 $7,422

Lipper Emerging Markets Funds Average(2)

Jan                  $9,389
Feb                  $8,662
March                $7,860
April                $8,306
May                  $8,549
June                 $8,382

(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of 150 funds.

Q: WHERE DO YOU BELIEVE OPPORTUNITIES IN THE EMERGING MARKETS WILL BE IN THE SECOND HALF OF 2001 AND BEYOND?

A: In Asia we expect sentiment toward technology stocks to improve toward the end of the year in line with an earnings recovery in the chip market; and we have positioned the Fund to benefit from potential appreciation in Asian semiconductor shares such as Samsung Electronics and Taiwan Semiconductor Manufacturing. Certain telecom companies, particularly China Mobile, are attractive based on their exposure to a rapidly growing domestic market. We also believe that the Federal Reserve Board's recent reductions in U.S. interest rates will benefit banking and real estate shares in certain Asian markets, such as Hong Kong, where local rates are closely tied to U.S. monetary policy.

In Latin America we continue to focus on Mexico, where we believe strong growth in the gross domestic product offers attractive potential for companies with a focus on domestic consumer demand. Although we have recently taken a profit in some Mexican shares that we believe to be fully valued, we remain significantly overweighted in that market.

Our bullish outlook on natural resources prices has led us to take positions in emerging markets commodity plays, particularly oil companies such as Russia's Lukoil and China/Hong Kong-listed CNOOC and PetroChina, which offer exposure to the oil market at valuations much lower than those of their developed-country counterparts.

[SIDENOTE]

            TOP TEN HOLDINGS
 (as a percentage of total net assets)
Fomento Economico Mexicano S.A.
de C.V., Sponsored ADR                             4.8%
Samsung Electronics Company Ltd.                   3.8%
Anglo American PLC                                 3.1%
China Mobile (Hong Kong) Ltd.                      3.0%
Mobile Telesystems, Sponsored ADR                  3.0%
United Microelectronics Corporation Ltd.           3.0%
Korea Electric Power Corporation                   2.9%
Impala Platinum Holdings Ltd.                      2.8%
Grupo Financiero Banamex Accival S.A. de C.V.,
Series B-Banacci                                   2.7%
Lukoil Holding Company, Sponsored ADR              2.7%

       TOP FIVE COUNTRIES
 (as a percentage of total net assets)
Mexico                             18.0%
South Africa                       12.5%
Korea                              10.4%
Taiwan                              8.9%
China/Hong Kong                     8.6%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

                                   MONTGOMERY
                                 VARIABLE SERIES
                              EMERGING MARKETS FUND
                                   INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2001 (Unaudited)

SHARES                                                         VALUE (NOTE 1)
COMMON STOCKS - 92.4%
ARGENTINA - 1.0%
   63,700       Grupo Financiero Galicia S.A., ADR             $     930,657
                (Regional Banks)
BRAZIL - 4.2%
   47,300       Empresa Bras de Aeronautica S.A.,
                Sponsored ADR (Aerospace/Defense)                  1,847,065
   53,200       Petroleo Brasileiro S.A. (Integrated
                Oil)                                               1,390,389
   96,700       Tele Centro Oeste Celular Participacoes
                S.A., ADR (Wireless Telecommunications)              836,455
                                                               -------------
                                                                   4,073,909
CHINA/HONG KONG - 8.6%
   93,000       Cheung Kong (Holdings) Ltd. (Real Estate
                Development)                                       1,013,488
  558,000       China Mobile (Hong Kong) Ltd.+ (Wireless
                Telecommunications)                                2,947,460
   32,200       China Mobile (Hong Kong) Ltd., Sponsored
                ADR+ (Wireless Telecommunications)                   862,638
  567,000       CNOOC Ltd. (Oil & Gas Production)                    537,937
    8,300       CNOOC Ltd., ADR+ (Oil & Gas Production)              157,285
   47,000       Hutchison Whampoa Ltd. (Industrial
                Conglomerates)                                       474,531
8,996,000       PetroChina Company Ltd., Class H
                (Integrated Oil)                                   1,868,448
   54,000       Sun Hung Kai Properties Ltd. (Real
                Estate Development)                                  486,359
                                                               -------------
                                                                   8,348,146
CZECH REPUBLIC - 1.8%
   64,100       Komercni Banka A.S.+ (Regional Banks)              1,733,517
EGYPT - 2.0%
   46,000       Al-Ahram Beverages Company, GDR++
                (Beverages: Alcoholic)                               529,000
   92,570       Egyptian Company for Mobile Services+
                (Wireless Telecommunications)                      1,386,888
                                                               -------------
                                                                   1,915,888
GREECE - 1.8%
  194,900       Cosmote S.A.
                (Wireless Telecommunications)                      1,748,921
HUNGARY - 1.0%
   19,000       OTP Bank Rt. (Regional Banks)                        986,222
INDIA - 6.9%
  126,180       Hindalco Industries Ltd. (Aluminum)                2,238,193
   14,100       Hindalco Industries Ltd., Sponsored GDR++
                (Aluminum)                                           275,655
   33,500       Hindalco Industries Ltd., Sponsored GDR
                (Aluminum)                                           686,750
INDIA - CONTINUED
   12,575       Infosys Technologies Ltd.
                (Package Software)                             $   1,005,505
  259,860       Reliance Industries Ltd. (Chemicals:
                Major Diversified)                                 2,041,205
   34,400       Videsh Sanchar Nigam Ltd., Sponsored ADR
                (Major Telecommunications)                           460,960
                                                               -------------
                                                                   6,708,268
INDONESIA - 0.5%
1,809,500       PT Telekomunikasi Indonesia++ (Specialty             508,376
                Telecommunications)
ISRAEL - 2.1%
  275,240       Bezeq Israeli Telecommunication
                Corporation Ltd.+
                (Major Telecommunications)                           413,190
   32,150       Check Point Software Technologies Ltd.+
                (Internet Software Services)                       1,629,684
                                                               -------------
                                                                   2,042,874
KOREA - 10.4%
   36,635       Hyundai Motor Company Ltd. (Motor
                Vehicles)                                            797,209
  148,920       Korea Electric Power Corporation
                (Electric Utilities)                               2,771,137
   27,400       Korea Telecom Corporation, Sponsored ADR
                (Major Telecommunications)                           602,252
   31,200       Pohang Iron & Steel Company Ltd.,
                Sponsored ADR (Steel)                                615,264
   25,076       Samsung Electronics Company Ltd.
                (Electronic Equipment/Instruments)                 3,702,108
  151,090       Shinhan Bank (Regional Banks)                      1,550,982
                                                               -------------
                                                                  10,038,952
MALAYSIA - 1.3%
  185,000       Malayan Banking Berhad (Major Banks)                 501,447
1,080,300       Public Bank Berhad (Regional Banks)                  741,996
                                                               -------------
                                                                   1,243,443
MEXICO - 18.0%
   64,400       America Movil S.A. de C.V., Series L,
                ADR (Wireless Telecommunications)                  1,343,384
  127,000       Apasco S.A. de C.V. (Construction
                Materials)                                           673,517
   35,887       Cemex S.A. de C.V., Sponsored ADR
                (Construction Materials)                             951,005
  710,000       Controladora Comercial Mexicana S.A. de
                C.V. (Department Stores)                             661,286
  136,975       Corporacion Interamericana de
                Entretenimento S.A., Series B+
                (Advertising/Marketing Services)                     566,757


The accompanying notes are an integral part of these financial statements.

SHARES                                                         VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
MEXICO -  CONTINUED
  109,400       Fomento Economico Mexicano S.A. de C.V.,
                Sponsored ADR (Beverages: Alcoholic)           $   4,683,414
  171,200       Grupo Carso S.A. de C.V., Series A1+
                (Textiles)                                           508,815
  993,600       Grupo Financiero Banamex Accival S.A. de
                C.V., Series B-Banacci+ (Regional Banks)           2,574,292
   33,700       Grupo Televisa S.A., Sponsored ADR+
                (Broadcasting)                                     1,348,337
   70,300       Telefonos de Mexico S.A., Sponsored ADR
                (Major Telecommunications)                         2,466,827
  591,100       Wal-Mart de Mexico S.A. de C.V.
                (Discount Stores)                                  1,606,569
                                                               -------------
                                                                  17,384,203
PERU - 0.9%
   46,900       Compania de Minas Buenaventura S.A., ADR
                (Precious Metals)                                    864,836
PHILIPPINES - 2.1%
  359,000       Bank of the Philippine Islands (Regional
                Banks)                                               499,895
  835,000       Manila Electric Company, Series B+
                (Electric Utilities)                                 883,977
   46,900       Philippine Long Distance Telephone
                Company, Sponsored ADR (Specialty
                Telecommunications)                                  658,945
                                                               -------------
                                                                   2,042,817
POLAND - 0.8%
  174,500       Telekomunikacja Polska S.A. (Major
                Telecommunications)                                  764,663
RUSSIA - 5.7%
   53,800       Lukoil Holding Company, Sponsored ADR
                (Integrated Oil)                                   2,568,950
  106,300       Mobile Telesystems, Sponsored ADR+
                (Wireless Telecommunications)                      2,912,620
                                                               -------------
                                                                   5,481,570
SOUTH AFRICA - 12.5%
  107,800       ABSA Group Ltd.+ (Regional Banks)                    506,949
1,014,300       African Bank Investments Ltd. (Regional
                Banks)                                             1,153,100
   51,400       Anglo American Platinum Corporation Ltd.
                (Precious Metals)                                  2,292,647
  198,557       Anglo American PLC (Other
                Metals/Minerals)                                   2,950,503
   54,420       Impala Platinum Holdings Ltd. (Precious
                Metals)                                            2,728,911
  270,000       Sasol Ltd. (Chemicals: Major
                Diversified)                                       2,469,001
                                                               -------------
                                                                  12,101,111

TAIWAN - 8.9%
  792,000       Compal Electronics, Inc. (Computer
                Processing Hardware)                           $     851,118
  232,000       Delta Electronics, Inc. (Electronic
                Equipment/Instruments)                               572,756
  345,000       Hon Hai Precision Industry Company Ltd.
                (Computer Peripherals)                             1,813,680
1,319,144       Taiwan Semiconductor Manufacturing
                Company Ltd.+ (Semiconductors)                     2,452,083
2,165,800       United Microelectronics Corporation Ltd.
                (Semiconductors)                                   2,874,733
                                                               -------------
                                                                   8,564,370
THAILAND - 1.3%
   48,700       Advanced Info Service Public Company                 518,749
                Ltd. (Wireless Telecommunications)
  269,200       PTT Exploration and Production Public
                Company Ltd. (Oil & Gas Production)                  743,647
                                                               -------------
                                                                   1,262,396
VENEZUELA - 0.6%
   24,200       Compania Anonima Nacional Telefonos de
                Venezuela, ADR (Major
                Telecommunications)                                  567,248

TOTAL COMMON STOCKS
(Cost $92,972,532)                                                89,312,387
                                                               -------------

PREFERRED STOCKS  4.0%
BRAZIL - 4.0%
   956,000      Itausa Investimentos Itau S.A.
                (Industrial Conglomerates)                           855,685
    65,900      Petroleo Brasileiro S.A. (Integrated
                Oil)                                               1,545,923
65,520,141      Tele Norte Leste Participacoes S.A.
                (Specialty Telecommunications)                     1,003,513
    11,000      Telemig Celular Participacoes S.A., ADR
                (Wireless Telecommunications)                        454,300
         8      Telesp Participacoes S.A.
                (Other Telephone/Communications)                          --
         8      Telesp Tel Sao (Other
                Telecommunications)                                       --
    20,000      Vale do Rio Doce, Series B+
                (Other Metals/Minerals)                                   --

TOTAL PREFERRED STOCKS
(Cost $4,962,256)                                                  3,859,421
                                                               -------------
TOTAL SECURITIES
(Cost $97,934,788)                                                93,171,808
                                                               -------------


The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                               VALUE (NOTE 1)
REPURCHASE AGREEMENT - 2.1%
$  2,054,000    Agreement with Countrywide, Tri-Party,
                4.15%, dated 6/29/01, to be repurchased
                at $2,054,710 on 7/02/01, collateralized
                by $2,095,080 market value of U.S.
                government and mortgage-backed
                securities, having various maturities
                and interest rates (Cost $2,054,000)           $   2,054,000
                                                               -------------
TOTAL INVESTMENTS - 98.5%
(Cost $99,988,788)                                                95,225,808

OTHER ASSETS AND LIABILITIES - 1.5%
(Net)                                                              1,424,520
                                                               -------------
NET ASSETS - 100.0%                                            $  96,650,328
                                                               =============


Endnotes

+   Non-income-producing security.

++  144A security. Certain conditions for public sale may exist.

ABBREVIATIONS
ADR  American Depositary Receipt
GDR  Global Depositary Receipt




The accompanying notes are an integral part of these financial statements.

                                   MONTGOMERY
                                 VARIABLE SERIES
                                  STATEMENT OF
                             ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                   (UNAUDITED)

ASSETS:                                                                                    EMERGING MARKETS FUND
Investments in securities, at value (note 1)
      Securities (including securities on loan*)                                                 $  93,171,808
      Repurchase agreement                                                                           2,054,000
                                                                                                 -------------
Total Investments                                                                                   95,225,808
Collateral held securities on loan                                                                  14,471,249
Cash                                                                                                   114,199
Foreign currency, at value (Cost $3,122)                                                                 3,402
Receivables:
      Investment securities sold                                                                     1,545,641
      Dividends                                                                                        203,279
      Interest                                                                                           3,212
Other assets                                                                                            13,367
                                                                                                 -------------
Total Assets                                                                                       111,580,157
                                                                                                 -------------
LIABILITIES:
Payables:
      Collateral payable to broker                                                                  14,471,249
      Investment securities purchased                                                                  296,646
      Management fees                                                                                   98,650
      Custodian fees                                                                                    24,845
      Accounting fees                                                                                    7,744
      Trustees' fees and expenses                                                                        5,954
      Transfer agency and servicing fees                                                                 1,228
      Other accrued liabilities                                                                         23,513
                                                                                                 -------------
Total Liabilities                                                                                   14,929,829
                                                                                                 -------------
Net Assets                                                                                       $  96,650,328
Investments at identified cost                                                                   $  99,988,788

NET ASSETS CONSIST OF:
Undistributed net investment income                                                              $     918,639
Accumulated net realized loss                                                                      (43,274,768)
Net unrealized depreciation of investments                                                          (4,757,768)
Shares of beneficial interest                                                                          128,944
Additional paid-in capital                                                                         143,635,281
                                                                                                 -------------
Net Assets                                                                                       $  96,650,328

NET ASSETS:
Net Assets                                                                                       $  96,650,328
Number of Fund shares outstanding                                                                   12,894,365
Net asset value, offering and redemption price per share outstanding                             $        7.50
                                                                                                 -------------

*Securities on loan at June 30, 2001, were valued at $14,144,936.

The accompanying notes are an integral part of these financial statements.

                                   MONTGOMERY
                                 VARIABLE SERIES
                             STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2001
                                   (UNAUDITED)

NET INVESTMENT INCOME:                                                              EMERGING MARKETS FUND
INVESTMENT INCOME:
Interest                                                                                $     121,444
Dividends (net of foreign withholding taxes of $48,360)                                     1,717,136
Securities lending income (note 4)                                                             18,349
                                                                                        -------------
Total Income                                                                                1,856,929
                                                                                        -------------
EXPENSES:
Management fee (note 2)                                                                       651,269
Custodian fee                                                                                  79,423
Accounting expenses                                                                            24,932
Custody overdraft expense                                                                      18,706
Legal and audit fees                                                                           10,597
Trustees' fees and expenses (note 2)                                                            7,569
Printing fees                                                                                   6,756
Transfer agency and servicing fees                                                              6,067
Interest expense                                                                                5,570
Registration fees                                                                                 173
Other                                                                                          21,887
                                                                                        -------------
Total Expenses                                                                                832,949
                                                                                        -------------
NET INVESTMENT INCOME                                                                       1,023,980
                                                                                        -------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from:
     Securities transactions                                                               (9,602,789)
     Foreign-currency transactions and other assets                                          (585,910)
                                                                                        -------------
Net Realized Loss on Investments                                                          (10,188,699)
Net change in unrealized appreciation of:
     Securities                                                                             4,455,656
     Foreign-currency transactions and forward foreign-currency exchange contracts              8,046
                                                                                        -------------
Net Unrealized Appreciation of Investments                                                  4,463,702
                                                                                        -------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                            (5,724,997)
                                                                                        -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $  (4,701,017)
                                                                                        -------------

The accompanying notes are an integral part of these financial statements.

                                   MONTGOMERY
                                 VARIABLE SERIES
                                  STATEMENTS OF
                              CHANGES IN NET ASSETS

                                                                                   EMERGING MARKETS FUND

                                                                                 SIX MONTHS
                                                                                    ENDED
                                                                                   6/30/01      YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                               (UNAUDITED)     12/31/00
Net investment income/(loss)                                                    $  1,023,980  $   (461,108)
Net realized gain/(loss) on securities, forward foreign-currency exchange
   contracts, foreign-currency transactions and other net assets                 (10,188,699)    6,295,979
Net change in unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions
   and other assets                                                                4,463,702   (46,962,701)
                                                                                ------------  ------------
Net Decrease in Net Assets Resulting from Operations                              (4,701,017)  (41,127,830)


DISTRIBUTIONS TO SHAREHOLDERS:
Dividends to shareholders from net investment income                                      --            --

BENEFICIAL INTEREST TRANSACTIONS:
Net increase from beneficial interest transactions (note 4)                          621,187    10,661,414
                                                                                ------------  ------------
Net Decrease in Net Assets                                                        (4,079,830)  (30,466,416)

NET ASSETS:
Beginning of period                                                              100,730,158   131,196,574
End of Period                                                                   $ 96,650,328  $100,730,158
Undistributed Net Investment Income/(Accumulated Net Investment Loss)           $    918,639  $   (105,341)


The accompanying notes are an integral part of these financial statements.

                                   MONTGOMERY
                                 VARIABLE SERIES
                              FINANCIAL HIGHLIGHTS


                                                                                  EMERGING MARKETS FUND

SELECTED PER-SHARE DATA FOR THE YEAR OR PERIOD ENDED:          6/30/01           FISCAL YEAR ENDED DECEMBER 31,
                                                            (UNAUDITED)      2000       1999      1998      1997     1996(a)
NET ASSET VALUE - BEGINNING OF PERIOD                        $    7.76   $   10.86   $   6.59  $  10.57  $  10.65   $ 10.00
Net investment income/(loss)                                      0.08       (0.03)      0.02      0.01      0.02      0.03
Net realized and unrealized gain/(loss) on investments           (0.34)      (3.07)      4.25     (3.98)    (0.08)     0.65
Net increase/(decrease) in net assets resulting from
    investment operations                                        (0.26)      (3.10)      4.27     (3.97)    (0.06)     0.68
Distributions:
Dividends from net investment income                                --          --      (0.00)@   (0.01)    (0.02)    (0.03)

NET ASSET VALUE - END OF PERIOD                              $    7.50   $    7.76   $  10.86  $   6.59  $  10.57   $ 10.65

TOTAL RETURN*                                                   (26.86)%    (28.55)%    64.81%   (37.53)%   (0.58)%    6.79%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)                          $  96,650   $ 100,730   $131,197  $ 72,323  $114,837   $26,966
Ratio of net investment income/(loss) to average net
    assets                                                        1.96%      (0.34)%     0.20%     0.67%     0.63%     0.81%+
Net investment income/(loss) before deferral of fees by
    Manager                                                  $    0.08   $   (0.03)  $   0.02  $   0.01  $   0.02   $ (0.01)
Portfolio turnover rate                                             66%        103%       124%      112%       71%       43%
Expense ratio including interest and tax expense                  1.60%+      1.81%      1.65%     1.80%     1.76%     1.45%+
Expense ratio before deferral of fees by Manager,
    including interest and tax expense                            1.60%+      1.81%      1.65%       --      1.81%     2.47%+
Expense ratio excluding interest and tax expense                  1.52%+      1.56%      1.62%     1.75%     1.75%     1.44%+


(a) Montgomery Variable Series: Emerging Markets Fund commenced operations on February 2, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
@   Amount represents less than $0.01.

The accompanying notes are an integral part of these financial statements.

                                 THE MONTGOMERY
                                    FUNDS III
                                      NOTES
                             TO FINANCIAL STATEMENTS
                                   (UNAUDITED)


The Montgomery Funds III (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and was organized as a Delaware business trust on August 24, 1994. As of June 30, 2001, the Trust had two series: the Montgomery Variable Series: Growth Fund and the Montgomery Variable Series: Emerging Markets Fund. Information presented in these financial statements pertains to the Montgomery Variable Series: Emerging Markets Fund (the "Fund"). The Montgomery Variable Series: Growth Fund is presented under a separate cover.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION

Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale, the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS

The Fund typically does not hedge against movements in currency exchange rates. In certain limited circumstances, however, the Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

c. FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments.

d. REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of government debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. SECURITIES LENDING

The Fund may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with preestablished guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as interest income.

f. DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

g. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis (the date the order to buy or sell is executed). Realized gain and loss from securities transactions are computed on the identified cost basis of the securities sold. Dividend income is recorded on the ex-dividend date. Dividend income on foreign securities is recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion/amortization of premium/discount on short-term investments, is recognized on the accrual basis.

h. FEDERAL INCOME TAXES

The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the applicable requirements of the Code and by making distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income taxes and excise taxes. Accordingly, no provision for federal income taxes is required.

The Fund may be subject to foreign taxes on income, gains on investment or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on their current interpretation of existing tax rules and regulations in the markets in which they invest.

i. ORGANIZATION COSTS

Expenses incurred in connection with the organization of the Fund are amortized on a straight-line basis over a period of five years from commencement of operations.

j. EXPENSES

General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER
TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) at the following annual rates based on the average daily net assets of the Fund:

               FIRST $250 MILLION      OVER $250 MILLION
               ------------------      -----------------
                     1.25%                    1.00%

For the six months ended June 30, 2001, both the effective management fee and the management fee including effect of fee reduced were 1.25%.

Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 1.75% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a rolling 10-year term extendable for one year at the end of each fiscal year. The Manager has not deferred or recouped any management fees during the six months ended June 30, 2001. No recoupable balance is outstanding.

b. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. The Administrator does not receive any compensation from the Fund for performing these services other than out-of-pocket expenses.

c. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person receives an annual retainer and quarterly meeting fee totaling $65,000 per annum, as well as reimbursement for expenses, for services as Trustee of all three Trusts advised by the Manager ($6,000 of which is allocated to The Montgomery Funds III).

3. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of investment securities, other than short-term securities, for the six months ended June 30, 2001, were $66,946,135 and $66,859,344, respectively.

b. At June 30, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $6,062,663 and $10,825,643, respectively.

c. Under an unsecured Revolving Credit Agreement with Bank of America N.A. and Credit Lyonnaise, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $75,000,000 per lender. For the six months ended June 30, 2001, borrowings by the Fund under the agreement were as follows:


   AMOUNT OUTSTANDING      AVERAGE AMOUNT           MAXIMUM            AVERAGE                             AVERAGE DEBT
       AT 6/30/01            OUTSTANDING       DEBT OUTSTANDING     INTEREST RATE     AVERAGE SHARES        PER SHARE
------------------------------------------------------------------------------------------------------------------------

           --                $241,918             $5,300,000           4.85%            13,877,877         $0.02

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended June 30, 2001.

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the years indicated below were:


                                                                  SIX MONTHS ENDED 6/30/01         YEAR ENDED 12/31/00

                                                                  SHARES           AMOUNT          SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold                                                          12,089,542      $ 95,603,028       22,020,412  $ 216,074,822
Issued as reinvestment of dividends                                   --                --               --             --
Redeemed                                                     (12,173,991)      (94,981,841)     (21,119,644)  (205,413,408)
----------------------------------------------------------------------------------------------------------------------------
Net increase                                                     (84,449)     $    621,187          900,768  $  10,661,414
----------------------------------------------------------------------------------------------------------------------------

At June 30, 2001, shareholders of the Fund with ownership of 10% or greater included one shareholder, comprising ownership of 89.27% of the aggregate shares outstanding.

5. FOREIGN SECURITIES:

The Fund purchases securities in emerging markets countries. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. CAPITAL LOSS CARRYFORWARDS:

At December 31, 2000, the Fund had available for federal income tax purposes unused capital losses of $21,330,323 expiring in 2006 and $6,669,748 expiring in 2007.

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2000, the Fund elected to defer net capital and currency losses of $3,692,319 and $105,341, respectively, occurring between November 1, 2000, and December 31, 2000.

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2001.

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management is a bank.

For more information on any Montgomery Fund, including charges and expenses, visit our Web site at www.montgomeryfunds.com or call (800) 572-FUND [3863] for a free prospectus. Please read it carefully before you invest.

Funds Distributor, Inc. 8/01

THE MONTGOMERY FUNDS(SM) [LOGO]

         INVEST WISELY.(SM)
     101 California Street
 San Francisco, CA 94111-9361
       800.232.2197 x6742
             montgomeryasset.com




GUIDED BY DEEP GLOBAL PERSPECTIVE
     Montgomery is distinguished as an innovative investment management firm. Our seasoned experts are dedicated to the goal of exceptional investment performance through disciplined growth strategies.
By empowering investors with access to our experience and insight, we help you INVEST WISELY.(R)